UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2007
INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26224 (Commission File Number)	51-0317849 (IRS Employer Identification No.)

311 Enterprise Drive Plainsboro, NJ (Address of Principal Executive Offices)	08536 (Zip Code)
Registrant’s telephone number, including area code: (609) 275-0500
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On June 15, 2007, Tru St Partnership, L.P.(“Tru St”) entered into a Rule 10b5-1 Sales Plan Agreement (the “DB Plan”) with Deutsche Bank Securities Inc. (“Deutsche Bank”) pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 10b5-1, corporate insiders may adopt a prearranged plan or contract for the sale of company securities under specified conditions and times. The general partner of Tru St is Provco Leasing Corporation (“Provco”) and Provco’s president and sole director is Dr. Richard E. Caruso, Chairman of Integra LifeSciences Holdings Corporation (the “Company”). Dr. Caruso may be deemed to have shared voting and dispositive power over the shares of the Company’s Common Stock held by Tru St.
Tru St has authorized Deutsche Bank to sell on its behalf up to 750,000 shares of the Company’s Common Stock at specified increasing price levels ranging from $51.50 per share to $55.00 per share. The sales should occur before September 5, 2007. Shares of Common Stock to be sold under the DB Plan are owned by Tru St. The DB Plan terminates when the number of shares of Common Stock sold pursuant to the plan total 750,000 shares or when earlier terminated in accordance with the DB Plan.
On June 15, 2007, Tru St entered into a Rule 10b5-1 Sales Plan (the “Citigroup Plan”) with Citigroup Global Markets Inc. (“Citigroup”) pursuant to Rule 10b5-1 of the Exchange Act. Tru St has authorized Citigroup to sell on its behalf up to 1,091,205 shares of the Company’s Common Stock at specified increasing price levels ranging from $55.25 per share to $60.50 per share. The sales should occur after September 7, 2007 and before January 1, 2009. Shares of Common Stock to be sold under the Citigroup Plan are owned by Tru St. The Citigroup Plan terminates when the number of shares of Common Stock sold pursuant to the plan total 1,091,205 shares or when earlier terminated in accordance with the Citigroup Plan.
As of the date hereof, Dr. Caruso continues to be the largest beneficial owner of the Company’s Common Stock.
Except as may be required by law, the Company does not undertake to report future plans by officers or directors of the Company nor to report modifications, terminations, transactions or other activities under such plans.
The information in this Current Report on Form 8-K is furnished pursuant to Item 7 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
Date: June 15, 2007
	By:	/s/ Stuart M. Essig
Stuart M. Essig
		Title:	President and Chief Executive Officer